SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2015

AARON’S, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Wednesday, May 6, 2015, Aaron’s, Inc. (the “Company”) held its annual meeting of shareholders in Atlanta, Georgia. At the annual meeting, the Company’s shareholders approved the Aaron’s, Inc. 2015 Equity and Incentive Plan (the “2015 Equity and Incentive Plan”). A description of the material terms of the 2015 Equity and Incentive Plan is set forth under the heading “Proposal 4 – Approval of Aaron’s, Inc. 2015 Equity and Incentive Plan” in the proxy statement filed by the Company with the Securities and Exchange Commission on April 7, 2015, which description is hereby incorporated into this Item 5.02 by reference. The 2015 Equity and Incentive Plan is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

As described above under Item 5.02, the Company held its annual meeting of shareholders in Atlanta, Georgia on Wednesday, May 6, 2015. As of March 26, 2015, the record date for the annual meeting, there were 72,530,222 shares of the Company’s common stock outstanding and entitled to vote at the annual meeting. 70,069,273 shares of the Company’s common stock were represented at the annual meeting in person or by proxy, representing 96.61% of the aggregate number of shares of common stock entitled to vote at the annual meeting. At the meeting, the Company’s shareholders took the following actions and elected each of the director nominees to serve as directors until the expiration of such director nominee’s term and until such director nominee’s successor is duly elected and qualified or until such director nominee’s earlier resignation, removal from office or death, having cast the following votes:

Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Matthew E. Avril	66,491,780	1,256,989	47,465	2,273,039
Leo Benatar	66,151,575	1,603,086	41,573	2,273,039
Kathy T. Betty	66,482,144	1,273,259	40,831	2,273,039
Brian R. Kahn	66,757,915	988,634	49,685	2,273,039
H. Eugene Lockhart	66,637,822	1,113,725	44,687	2,273,039
John W. Robinson III	66,893,607	863,801	38,826	2,273,039
Ray Robinson	64,160,366	3,596,242	39,626	2,273,039

Continuing Class III Directors serving until the 2016 annual meeting of shareholders are Cynthia N. Day, Hubert L. Harris, Jr. and David L. Kolb.

Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
60,651,170	7,082,789	62,275	2,273,039

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015

For	Against	Abstain	Non-Votes
69,165,182	846,905	57,186	0

Proposal 4 – Adopt and approve the Aaron’s, Inc. 2015 Equity and Incentive Plan

For	Against	Abstain	Non-Votes
66,978,796	764,483	52,955	2,273,039

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Aaron’s, Inc. 2015 Equity and Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on April 7, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.

By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson Executive Vice President, Chief Financial Officer

Date:  May 8, 2015